February 17, 2011

THE DREYFUS/LAUREL FUNDS TRUST

- DREYFUS INSTITUTIONAL INCOME ADVANTAGE FUND

Supplement to Prospectus

dated June 30, 2010

                  The Board of Trustees of The Dreyfus/Laurel Funds Trust has approved the liquidation of Dreyfus Institutional Income Advantage Fund (the “Fund”).  Effective on or about February 17, 2011, no new or subsequent investments in the Fund will be permitted, except through dividend reinvestment.